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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): FEBRUARY 16, 2005

                               ROME BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-27481                16-1573070
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(State or other jurisdiction      (Commission File           (IRS Employer
  of incorporation)                   Number)               Identification No.)

                100 W. DOMINICK STREET, ROME, NEW YORK 13440-5810
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (315) 336-7300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 8.01. OTHER EVENTS.

         On February 16, 2005, Rome Bancorp, Inc. announced that Rome, MHC has received conditional approval from the Office of Thrift Supervision to commence its second step conversion and the related stock offering by New Rome Bancorp, Inc. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is furnished as part of this report:

         Exhibit No.                Exhibit
         -----------                -------

         99.1                       Press Release dated February 16, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ROME BANCORP, INC.

                                         By: /s/ Charles M. Sprock
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                                             Charles M. Sprock
                                             Chairman of the Board,
                                             President and Chief
                                             Executive Officer
Date: February 16, 2005